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                                                                   Exhibit 10.72

                                                                  EXECUTION COPY
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                                AmeriCredit Corp.


                                     and the


                             Guarantors Named Herein


                                  $175,000,000


                          9 1/4% Senior Notes due 2009


                               Purchase Agreement


                                  June 13, 2002


                            Bear, Stearns & Co. Inc.

                           J.P. Morgan Securities Inc.

                          Deutsche Bank Securities Inc.

                       RBC Dominion Securities Corporation


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                                AmeriCredit Corp.

                                  $175,000,000

                          9 1/4% Senior Notes due 2009

                               PURCHASE AGREEMENT

                                                              June 13, 2002
                                                              New York, New York

BEAR, STEARNS & CO. INC.
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES INC.
RBC DOMINION SECURITIES CORPORATION
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

          AmeriCredit Corp., a Texas corporation (the "Company"), proposes to issue and sell to Bear, Stearns & Co. Inc. ("Bear Stearns"), J.P. Morgan Securities Inc. ("JPMorgan"), Deutsche Bank Securities Inc. ("Deutsche") and RBC Dominion Securities Corporation ("RBC") (each, an "Initial Purchaser" and, collectively, the "Initial Purchasers") $175 million in aggregate principal amount of 9 1/4% Senior Notes due 2009 (the "Initial Notes"), subject to the terms and conditions set forth herein. The Initial Notes will be issued pursuant to an indenture (the "Indenture"), to be dated the Closing Date (as defined), among the Company, the Guarantors (as defined) and Bank One, NA, as trustee (the "Trustee"). The Initial Notes will be fully and unconditionally guaranteed (the "Initial Guarantees") as to payment of principal, interest, premium and liquidated damages, if any, on an unsecured senior basis, jointly and severally by each entity listed on Exhibit A hereto (collectively, the "Guarantors"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

          1. Issuance of Securities. The Company proposes, upon the terms and subject to the conditions set forth herein, to issue and sell to the Initial Purchasers an aggregate of $175 million in principal amount of Initial Notes. The Initial Notes and the Exchange Notes (as defined) issuable in exchange therefor are collectively referred to herein as the "Notes."

          Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Initial Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

          "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY

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    MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH
    REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) (a) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT,
    (c) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (a) (1), (2), (3) OR (7) OF THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR")) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO AMERICREDIT CORP. THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF AMERICREDIT CORP. SO REQUESTS), (2) TO AMERICREDIT CORP. OR
    (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

      2. Offering. The Initial Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Act. The Company and the Guarantors have prepared a preliminary offering memorandum, dated June 5, 2002 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated June 13, 2002 (the "Offering Memorandum"), relating to the Company and its subsidiaries and the Initial Notes.

      The Initial Purchasers have advised the Company that they will make offers (the "Exempt Resales") of the Initial Notes on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs") and (ii) non-U.S. persons outside the United States in reliance upon Regulation S ("Regulation S") under the Act (each, a "Reg S Investor"). The QIBs and the Reg S Investors are collectively referred to

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herein as the "Eligible Purchasers." The Initial Purchasers will offer the
Initial Notes to such Eligible Purchasers initially at a price equal to 98.78% of the principal amount thereof. Such price may be changed at any time without notice.

      Holders (including subsequent transferees) of the Initial Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration Rights Agreement"), to be dated the Closing Date, for so long as such Initial Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to notes substantially identical to the Initial Notes (the "Exchange Notes") and Exchange Guarantees thereof (the "Exchange Guarantees") to be offered in exchange for the Initial Notes and Initial Guarantees (the "Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Initial Notes, and to use their best efforts to cause such Registration Statements to be declared effective and to consummate the Exchange Offer. This Agreement, the Notes, the Guarantees (as defined), the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents." The Initial Guarantees and the Exchange Guarantees issuable in exchange therefor are collectively referred to herein as the "Guarantees."

      3. Purchase, Sale and Delivery. (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amounts of Initial Notes set forth opposite the name of such Initial Purchaser on Exhibit B. The purchase price for the Initial Notes will be $965.5745 per $1,000 principal amount Initial Note.

      (b) Delivery of the Initial Notes shall be made, against payment of the purchase price therefor, at the New York offices of Latham & Watkins or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on June 19, 2002 or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and payment are herein called the "Closing Date."

      (c) On the Closing Date, one or more Initial Notes in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate principal amount of the Initial Notes (the "Global Note") sold pursuant to Exempt Resales to Eligible Purchasers shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor, by wire transfer of same day funds, to an account designated by the Company; provided, that the Company shall give at least two business days' prior written notice to the Initial Purchasers of the information required to effect such wire transfer. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

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      4.   Agreements of the Company and the Guarantors. Each of the Company and
the Guarantors covenants and agrees with the Initial Purchasers as follows:

           (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Notes or the related Guarantees for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority. The Company and the Guarantors shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Notes or the related Guarantees under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Notes or the related Guarantees under any state securities or Blue Sky laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

           (b) The Company and the Guarantors will furnish to the Initial Purchasers, without charge, as of the date of the Offering Memorandum, such number of copies of the Offering Memorandum as may then be amended or supplemented as they may reasonably request.

           (c) The Company and the Guarantors will not make any amendment or supplement to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised.

           (d) Prior to the execution and delivery of this Agreement, the Company and the Guarantors shall have delivered or will deliver to the Initial Purchasers, without charge, in such quantities as the Initial Purchasers shall have requested or may hereafter reasonably request, copies of the Preliminary Offering Memorandum. The Company and each of the Guarantors consent to the use, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Initial Notes are offered by the Initial Purchasers and by dealers, prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Company and the Guarantors. The Company and each of the Guarantors consent to the use of the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Initial Notes are offered by the Initial Purchasers and by all dealers to whom Initial Notes may be sold, in connection with the offering and sale of the Initial Notes.

           (e) If, at any time prior to completion of the distribution of the Initial Notes by the Initial Purchasers to Eligible Purchasers, any event shall occur that in the judgment of the Company or any of the Guarantors or in the opinion of counsel for the Initial Purchasers should be set forth in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Offering Memorandum in order to comply with any law, the Company and the Guarantors will forthwith prepare an

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      appropriate supplement or amendment thereto or such document, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.

           (f) The Company and each of the Guarantors will cooperate with the Initial Purchasers and with their counsel in connection with the qualification of the Initial Notes for offering and sale by the Initial Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided, that in no event shall the Company or any of the Guarantors be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Initial Notes, in any jurisdiction where it is not now so subject.

           (g) So long as any of the Notes are outstanding, the Company and the Guarantors will furnish to the Initial Purchasers (i) as soon as available, a copy of each report of the Company mailed to stockholders generally or filed with any stock exchange, the Commission or any state securities commission and (ii) from time to time such other information concerning the Company and/or the Guarantors as the Initial Purchasers may reasonably request.

           (h) If this Agreement shall terminate or shall be terminated after execution and delivery pursuant to any provisions hereof (otherwise than by notice given by the Initial Purchasers terminating this Agreement pursuant to Section 12 hereof) or if this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company or any of the Guarantors to comply with the terms or fulfill any of the conditions of this Agreement, the Company and the Guarantors agree to reimburse the Initial Purchasers for all out-of-pocket expenses (including reasonable fees and expenses of its counsel) reasonably incurred by it in connection herewith, but without any further obligation on the part of the Company or any of the Guarantors for loss of profits or otherwise.

           (i) The Company and the Guarantors will apply the net proceeds from the sale of the Initial Notes to be sold by it hereunder substantially in accordance with the description set forth in the Offering Memorandum under the caption "Use of Proceeds."

           (j) Except as stated in this Agreement and in the Preliminary Offering Memorandum and Offering Memorandum, the Company and the Guarantors have not taken, nor will any of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes. Except as permitted by the Act, the Company and the Guarantors will not distribute any offering material in connection with the Exempt Resales.

           (k) The Company and the Guarantors will use their best efforts to permit the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations

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      adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market and to permit the Notes to be eligible for clearance and settlement through DTC.

           (l) From and after the Closing Date, so long as any of the Notes are outstanding and are "restricted securities" within the meaning of the Rule 144(a)(3) under the Act or, if earlier, until two years after the Closing Date, and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company and the Guarantors will furnish to holders of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resale of the Notes.

           (m) None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Initial Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D ("Regulation D") under the Act or in any manner involving a public offering within the meaning of Section 4(2) of the Act or (ii) engage in any directed selling efforts within the meaning of Regulation S ("Regulation S") under the Act, and all such persons will comply with the offering restrictions requirements of Regulation S.

           (n) The Company and the Guarantors (other than AmeriCredit Financial Services of Canada Ltd., AmeriCredit Service Center Ltd., AmeriCredit NS I Co., and AmeriCredit NS II Co. (collectively, the "Canadian Guarantors") to which such law does not apply) have complied and will comply with all provisions of Florida Statutes Section 517.075 relating to issuers doing business with Cuba.

           (o) The Company and the Guarantors agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Initial Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Initial Notes.

           (p) The Company and the Guarantors agree to comply with all the terms and conditions of the Registration Rights Agreement and all agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

           (q) The Company and the Guarantors agree to cause the Exchange Offer, if available, to be made in the appropriate form, as contemplated by the Registration Rights Agreement, to permit registration of the Exchange Notes to be offered in exchange for the Initial Notes, and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

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            (r)     The Company and the Guarantors agree that prior to any
      registration of the Notes pursuant to the Registration Rights Agreement, or at such earlier time as may be required, the Indenture shall be qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act") and any necessary supplemental indentures will be entered into in connection therewith.

            (s) The Company and the Guarantors will not voluntarily claim, and will resist actively all attempts to claim, the benefit of any usury laws against holders of the Notes.

            (t) The Company and the Guarantors will do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers' obligations hereunder to purchase the Initial Notes.

      5. Representations and Warranties. (a) The Company and the Guarantors, jointly and severally, represent and warrant to the Initial Purchasers that:

            (i) The Preliminary Offering Memorandum and Offering Memorandum with respect to the Initial Notes have been prepared by the Company and the Guarantors for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company or any of the Guarantors, is contemplated.

            (ii) The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates and the Offering Memorandum as of the Closing Date, did not or will not at any time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein.

            (iii) The market-related and customer-related data and estimates included under the caption "Business--Industry Overview" and "--Competition" in the Preliminary Offering Memorandum and the Offering Memorandum are based on or derived from sources which the Company believes to be reliable and accurate.

            (iv) The Indenture has been duly and validly authorized by the Company and the Guarantors, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject to the qualification that the enforceability of the

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      Company's and the Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles; no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Initial Notes contemplated hereby or in connection with the Exempt Resales and on the Closing Date, the Indenture will conform in all material respects to the requirements of the 1939 Act, and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

            (v) The Initial Notes have been duly and validly authorized by the Company and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Initial Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

            (vi) The Exchange Notes have been duly and validly authorized by the Company and if and when duly issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

            (vii) The Initial Guarantees have been duly and validly authorized by the Guarantors and when duly executed and delivered by the Guarantors in accordance with the terms of the Indenture and upon the due execution, authentication and delivery of the Initial Notes in accordance with the Indenture and the issuance of the Initial Notes in the sale to the Initial Purchasers contemplated by this Agreement, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to the qualification that the enforceability of the Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

            (viii) The Exchange Guarantees have been duly and validly authorized by the Guarantors and if and when duly executed and delivered by the Guarantors in accordance with the terms of the Indenture and upon the due execution and authentication of the Exchange Notes in accordance with the Indenture and the issuance and delivery of the Exchange Notes in the Exchange Offer contemplated by the Registration Rights Agreement, will constitute valid and binding obligations of the Guarantors, enforceable

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      against the Guarantors in accordance with their terms, subject to the qualification that the enforceability of the Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

           (ix) (A) The Canadian Credit Agreement (as defined in the Indenture), the agreements (the "Warehouse Facility Agreements") governing each Warehouse Facility (as defined in the Indenture) and the agreements (the "Residual Funding Agreements") governing each Residual Funding Facility (as defined in the Indenture) constitute the valid and binding obligation of each of the borrowers thereto, enforceable against the borrowers in accordance with their respective terms, subject to the qualification that the enforceability of the borrowers' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles;
      (B) all representations and warranties made by the borrowers in the Canadian Credit Agreement, the Warehouse Facility Agreements and the Residual Funding Agreements are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties specifically relate to an earlier date, then such representations and warranties shall be true and correct in all material respects as of such earlier date).

           (x) The Company and the Guarantors have obtained, in writing, all consents, waivers and amendments required under the terms of each of the Warehouse Facility Agreements, the Canadian Credit Agreement, the Residual Funding Agreements and existing Credit Enhancement Agreements (as defined in the Indenture) necessary to ensure that the execution and delivery of, and the performance of all of the transactions contemplated by, the Operative Documents will not conflict with or constitute a breach of, or a default under, the Warehouse Facility Agreements, the Canadian Credit Agreement, the Residual Funding Agreements or any Credit Enhancement Agreement.

           (xi) All the shares of capital stock of the Company outstanding prior to the issuance of the Initial Notes have been duly authorized and validly issued and are fully paid and nonassessable; the authorized capital stock of the Company conforms to the description thereof under the caption "Capitalization" in the Offering Memorandum.

           (xii) The Company has no subsidiaries other than the entities listed on Exhibit C (collectively, the "Subsidiaries").

           (xiii) The Company is a corporation duly incorporated and validly existing and in good standing under the laws of Texas with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results

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      of operations of the Company and the Subsidiaries taken as a whole (a
      "Material Adverse Effect").

           (xiv) Neither the Company nor any of the Subsidiaries owns capital stock of any corporation or entity (excluding interests in Securitization Trusts (as defined in the Indenture), Warehouse Trusts (as defined in the Indenture) and DealerTrack Holdings Inc.) other than the Subsidiaries. Each of the Subsidiaries is a corporation, trust or limited liability company duly incorporated or formed and validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, with all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or be in good standing does not have a Material Adverse Effect. All the outstanding shares of capital stock or beneficial interests of each of the Subsidiaries that is a corporate entity and all of the membership interests in each of the Subsidiaries that is a limited liability company have been duly authorized and validly issued, are fully paid and nonassessable, and are wholly owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except as specifically described in the Offering Memorandum under the caption "Description Of Other Debt."

           (xv) There are no legal or governmental proceedings pending or, to the knowledge of the Company or any of the Guarantors, threatened, against the Company or any of the Subsidiaries or to which the Company or any of the Subsidiaries or to which any of their respective properties, is subject, that are not disclosed in the Offering Memorandum and which, if adversely decided, are reasonably likely to cause a Material Adverse Effect or to materially affect the issuance of the Notes or the consummation of the other transactions contemplated by the Operative Documents. The Offering Memorandum contains accurate summaries of all material agreements, contracts, indentures, leases or other instruments required to be described or summarized therein. Neither the Company nor any of the Subsidiaries is involved in any strike, job action or labor dispute with any group of employees, and, to the Company's knowledge, no such action or dispute is threatened.

           (xvi) Neither the Company nor any of the Subsidiaries is (i) in violation of its certificate or articles of incorporation or by-laws or other organizational documents, (ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries except for any such violation or violations under this clause (ii) which, singly or in the aggregate would not have a Material Adverse Effect or (iii) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except as may be disclosed in the Offering Memorandum.

           (xvii) None of the issuance, offer or sale of the Initial Notes, the execution, delivery or performance by the Company and the Guarantors of this Agreement or the other Operative Documents, compliance by the Company and the Guarantors with the provisions hereof or thereof nor consummation by the Company and the Guarantors of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required in connection with the registration under the Act of the Exchange Notes in accordance with the Registration Rights Agreement, qualification of the Indenture under the 1939 Act and compliance with the securities or Blue Sky laws of various jurisdictions), or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or formation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

           (xviii) The accountants, PricewaterhouseCoopers LLP, who have certified the financial statements included as part of the Offering Memorandum, are independent public accountants under Rule 101 of the AICPA's Code of Professional Conduct, and its interpretations and rulings.

           (xix) The financial statements, together with related notes forming part of the Offering Memorandum, present fairly in all material respects the consolidated financial position, results of operations, shareholders' equity and cash flows of the Company and the Subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein, and meet the requirements of Regulation S-X under the Act for registration statements on Form S-1; and the other financial and statistical information and data set forth in the Offering Memorandum is accurately presented and, to the extent such information and data is derived from the financial books and records of the Company, is prepared on a basis consistent with such financial statements and the books and records of the Company.

           (xx) The Company and the Guarantors have all requisite power and authority to execute, deliver and perform their obligations under this Agreement and the Registration Rights Agreement; the execution and delivery of, and the performance by the Company and the Guarantors of their obligations under this Agreement and the Registration Rights Agreement have been duly and validly authorized by the Company and the Guarantors; this Agreement has been duly executed and delivered by the Company and the Guarantors and constitutes the valid and binding agreements of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with their terms, except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal, Canadian or state securities laws or principles of public policy; and the Registration Rights Agreement, when duly executed and delivered by the Company and the Guarantors, will constitute the valid and binding agreements of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with their terms, except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal, Canadian or state securities laws or principles of public policy.

           (xxi) Except as disclosed in, or specifically contemplated by, the Offering Memorandum, subsequent to the date as of which such information is given in the Offering Memorandum, and except for liabilities incurred in connection with transactions related to AmeriCredit Automobile Receivables Trust 2002-B, neither the Company nor any of the Subsidiaries has incurred any liability or obligation (including, without limitation, any liability or obligation in connection with the securitization of Receivables or Credit Enhancement Agreements (as such terms are defined in the Indenture)), direct or contingent, or entered into any transaction, in each case not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any material change in the capital stock, or material increase in the short-term or long-term debt, of the Company or any of the Subsidiaries or any material adverse change, or any development involving or which would reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

           (xxii) Each of the Company and the Subsidiaries has good and indefeasible title to all property (real and personal) described in the Offering Memorandum as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Offering Memorandum and all the material property described in the Offering Memorandum as being held under lease by each of the Company and the Subsidiaries is held by it under valid, subsisting and enforceable leases, with only such exceptions as in the aggregate are not materially burdensome and do not interfere with the conduct of the business of the Company and the Subsidiaries taken as a whole.

           (xxiii) Except as permitted by the Act, the Company and the Guarantors have not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Initial Notes, will not distribute any offering material in connection with the offering and sale of the Initial Notes other than the Preliminary Offering Memorandum and Offering Memorandum.

           (xxiv) Each of the Company and the Subsidiaries has such permits, licenses, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities ("Permits") as are necessary under applicable law to own their respective properties and to conduct their respective businesses in the manner described in the Offering Memorandum, except to the extent that the failure to have such Permits would not have a Material Adverse Effect; the Company and each of the Subsidiaries have fulfilled and performed in all material respects, all their respective material obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Offering Memorandum and except to the extent that any such revocation or termination would not have a Material Adverse Effect; and, except as described in the Offering Memorandum, none of the Permits contains any restriction that is materially burdensome to the Company or any of the Subsidiaries.

           (xxv) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

           (xxvi) Neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any of the Subsidiaries has made any payment of funds of the Company or any of the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which violation would have a Material Adverse Effect.

           (xxvii) Except as disclosed in the Offering Memorandum, the Company and each of the Subsidiaries have filed all tax returns required to be filed, which returns are true and correct in all material respects, and neither the Company nor any of the Subsidiaries is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except where the failure to file such returns and make such payments would not have a Material Adverse Effect.

           (xxviii) No holder of any security of the Company or any of the Subsidiaries has any right to request or demand registration of shares of common stock or any other security of the Company because of the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement. Except as described in or contemplated by the Offering Memorandum, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of any of the Subsidiaries or any security convertible into or exchangeable or exercisable for capital stock of any of the Subsidiaries.

          (xxix) The Company and each of the Subsidiaries owns or possesses all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Offering Memorandum as being owned by any of them or necessary for the conduct of its respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing.

          (xxx) The Company and the Guarantors are not and, upon sale of the Initial Notes to be issued and sold thereby in accordance herewith and the application of the net proceeds to the Company of such sale as described in the Offering Memorandum under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (xxxi) When the Initial Notes are issued and delivered pursuant to this Agreement, such Initial Notes will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of the Company that is listed on a national securities exchange registered under
     Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system.

          (xxxii) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Act) of the Company has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the offering and sale of the Notes in a manner that would require the registration of the Initial Notes under the Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Initial Notes.

          (xxxiii) None of the Company or any of its affiliates, as such term is defined in Rule 501(b) under the Act, or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Initial Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or (ii) engaged in any directed selling efforts within the meaning of Rule 902(b) of Regulation S under the

     Securities Act, and all such persons have complied with the offering restrictions requirements of Rule 902(g)(2)(iii) of Regulation S.

          (xxxiv) Other than as set forth in Section 4(l), the Company and the Guarantors are not required to deliver the information specified in Rule 144A(d)(4) in connection with the offering and resale of the Initial Notes by the Initial Purchasers.

          (xxxv)   Assuming (i) that the representations and warranties in
     Section 5(b) hereof are true, (ii) the Initial Purchasers comply with the covenants set forth in Section 5(b) hereof and (iii) that each person to whom the Initial Purchasers offer, sell or deliver the Initial Notes is an Eligible Purchaser, the purchase and sale of the Initial Notes pursuant hereto (including the Initial Purchasers' proposed offering of the Initial Notes on the terms and in the manner set forth in the Offering Memorandum and Section 5(b) hereof) is exempt from the registration requirements of the Act.

          (xxxvi) The execution and delivery of this Agreement and the other Operative Documents and the sale of the Initial Notes to the Initial Purchasers or by the Initial Purchasers to Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. The representation made by the Company and the Guarantors in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the section entitled "Notice to Investors."

          (xxxvii) The Company and the Subsidiaries have regular and ongoing regulatory compliance programs and procedures that are adequate to ensure that all requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act and the Federal Trade Commission Act) with respect to Receivables owned and/or serviced by the Company or its Subsidiaries have been complied with in all material respects and to the Company's knowledge, all such Receivables now comply with all such applicable legal requirements.

     Each of the Company and the Guarantors acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Company and the Guarantors and counsel for the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and each of the Company and the Guarantors hereby consent to such reliance.

     (b) Each of the Initial Purchasers, severally and not jointly, represents, warrants and covenants to the Company and Guarantors and agrees that:

          (i) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Initial Notes.

          (ii) Such Initial Purchaser (A) is not acquiring the Initial Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Initial Notes only to Eligible Purchasers in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and in offshore transactions in reliance upon Regulation S under the Act.

          (iii) No form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Initial Notes, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (iv) Such Initial Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Initial Notes only from, and will offer to sell the Initial Notes only to, Eligible Purchasers in accordance with this Agreement and the terms contemplated by the Offering Memorandum. Such Initial Purchaser further (A) agrees that it will offer to sell the Initial Notes only to, and will solicit offers to buy the Initial Notes only from Eligible Purchasers that the Initial Purchaser reasonably believes are (1) QIBs or (2) Reg S Investors and (B) acknowledges and agrees that, in the case of such QIBs and such Reg S Investors, that such Initial Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred only (x)(I) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A, (II) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 under the Act, (III) in a transaction meeting the requirements of Rule 144 under the Act, or (IV) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company and the Guarantors so request), (y) to the Company or any of its subsidiaries, (z) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (C) acknowledges that it will, and each subsequent holder is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (B) above.

          (v) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Initial Notes or the Initial Guarantees.

          (vi) The Initial Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

          (vii) The sale of Initial Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

     The Initial Purchasers acknowledge that the Company and the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Company and the Guarantors and counsel for the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and each of the Initial Purchasers hereby consents to such reliance.

     6. Indemnification. (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) the Initial Purchasers, (ii) the affiliates of the Initial Purchasers that assist the Initial Purchasers in the distribution of the Notes and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers, such affiliates or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor any Guarantor will be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein or omitted therefrom in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company and the Guarantors in writing by or on behalf of the Initial Purchasers expressly for use therein. This indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have, including under this Agreement.

     (b) Each of the Initial Purchasers, severally and not jointly, agrees to indemnify and hold harmless (i) the Company and the Guarantors, (ii) each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and (iii) the officers, directors, partners, employees, representatives and agents of the Company and the Guarantors, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to such Initial Purchaser furnished to the Company and the Guarantors in writing by or on behalf of such Initial Purchaser expressly for use therein (and not with respect to the information provided by any other Initial Purchaser); provided, however, that in no case shall the Initial Purchasers be liable or responsible for any amount in excess of the discounts and commissions received by the Initial Purchasers, as set forth on the cover page of the Offering Memorandum. This indemnity will be in addition to any liability which the Initial Purchasers may otherwise have, including under this Agreement.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof; provided, that the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have; provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or
(b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent, provided that such consent was not unreasonably withheld.

     7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 is for any reason held to be unavailable from an indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, liabilities, claims, damages and expenses suffered by the Company or any Guarantor, any contribution received by the Company and the Guarantors from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company or any of the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company, the Guarantors and the Initial Purchasers may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Initial Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of Initial Notes (net of discounts but before deducting expenses) received by the Company and the Guarantors and (ii) the discounts and commissions received by the Initial Purchaser, respectively, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on the one hand, and of the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, any Guarantor or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purposes) or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall the Initial Purchasers be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Initial Notes purchased by the Initial Purchasers pursuant to this Agreement exceed the amount of any damages which the Initial Purchasers have otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, (A) each affiliate of an Initial Purchaser that assisted such Initial Purchaser in the distribution of Initial Notes and (B) each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and

(C) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers or such affiliate or any controlling person shall have the same rights to contribution as the Initial Purchasers, and (A) each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of the Company and the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to clauses
(i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent was not unreasonably withheld. The Initial Purchasers' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of Initial Notes purchased by each of the Initial Purchasers hereunder and not jointly.

     8. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase and pay for the Initial Notes, as provided herein, shall be subject to the satisfaction of the following conditions:

          (a) At the time of execution of this Agreement and on the Closing Date, no order or decree preventing the use of the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company or any of the Guarantors, be contemplated. No stop order suspending the sale of the Initial Notes in any jurisdiction designated by the Initial Purchasers shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company or any of the Guarantors, shall be contemplated.

          (b) Subsequent to the date as of which information is given in the Offering Memorandum, except as otherwise stated in the Offering Memorandum (exclusive of any amendment or supplement thereto on or after the date of this Agreement), there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company or the Subsidiaries not contemplated by the Offering Memorandum (exclusive of any amendment or supplement thereto on or after the date of this Agreement), which in the opinion of the Initial Purchasers, would materially adversely affect the market for the Initial Notes, or (ii) any event or development relating to or involving the Company, any of its Subsidiaries or any officer or director of the Company or any of its Subsidiaries which makes any statement made in the Offering Memorandum untrue or which, in the opinion of the Company, the Guarantors and their counsel or the Initial Purchasers and their counsel, requires the making of any addition to or change in the Offering Memorandum in order to state a material fact required by any law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Offering Memorandum to reflect such event or development would, in the opinion of the Initial Purchasers, materially adversely affect the market for the Initial Notes.

            (c) The Offering Memorandum shall have been printed and copies thereof distributed to the Initial Purchasers, in such quantities as shall have been previously specified by them, not later than 5:00 p.m., New York City time, on June 14, 2002, or at such later date and time as the Initial Purchasers may approve in writing.

            (d) The Initial Purchasers shall have received on the Closing Date an opinion of Jenkens & Gilchrist, P.C., counsel for the Company, dated the Closing Date and addressed to the Initial Purchasers, to the effect set forth in Exhibit D hereto

            (e) The Initial Purchasers shall have received on the Closing Date an opinion of Chris A. Choate, Esq., General Counsel of the Company, dated the Closing Date and addressed to the Initial Purchasers to the effect set forth in Exhibit E hereto.

            (f) The Initial Purchasers shall have received on the Closing Date an opinion of Dewey Ballantine LLP, special securitization counsel for the Company and its Subsidiaries, dated the Closing Date, and addressed to the Initial Purchasers to the effect set forth in Exhibit F hereto.

            (g) The Initial Purchasers shall have received on the Closing Date an opinion of Osler, Hoskin & Harcourt LLP, Ontario, Canada counsel for the Company, and an opinion of McInnes Cooper, Nova Scotia, Canada counsel for the Company, each dated the Closing Date and addressed to the Initial Purchasers, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect set forth in Exhibits G-1 and G-2, respectively, hereto.

            (h) The Initial Purchasers shall have received on the Closing Date an opinion, of Latham & Watkins, counsel for the Initial Purchasers, dated the Closing Date, and addressed to the Initial Purchasers, with respect to the Offering Memorandum and such other related matters as the Initial Purchasers may reasonably request, and such counsel shall have received such certificates, documents and information as they may reasonably request to enable them to pass upon such matters.

            (i) The Initial Purchasers shall have received letters addressed to the Initial Purchasers, and dated the date hereof and the Closing Date from PricewaterhouseCoopers LLP, independent certified public accountants, substantially in the forms heretofore approved by the Initial Purchasers.

            (j) (i) There shall not have been any decrease in stockholders' equity of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or specifically contemplated in the Offering Memorandum; (ii) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Offering Memorandum; and (iii) all the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and the Initial Purchasers shall have received a certificate, dated the Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (or such other officers as are acceptable to the Initial Purchasers), to the effect set forth in this Section 8(j) and in Section 8(k) hereof.

            (k) The Company and the Guarantors shall not have failed at or prior to the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

            (l) There shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g) under the Act, that (i) it is downgrading its rating assigned to any class of securities of the Company or any asset-backed securities of any Company-sponsored Securitization Trust (as such term is defined in the Indenture), or (ii) it is reviewing its ratings assigned to any class of securities of the Company or any asset-backed security of any Company-sponsored Securitization Trust with a view to possible downgrading, or with negative implications, or direction not determined (other than, with respect to this clause (ii) the announcement by Moody's Investor Service, dated June 6, 2002, whereby Moody's Investor Service confirmed its Ba1 rating on the Company's senior unsecured debt, but revised its outlook on the rating to negative from stable).

            (m) The Initial Notes shall have been approved for trading in the PORTAL Market.

            (n) The Company and Guarantors shall have furnished or caused to be furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers or their counsel shall have requested.

         All such opinions, certificates, letters, consents, waivers, amendments and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers. Any certificate or document signed by any officer of the Company or a Guarantor and delivered to the Initial Purchasers, or to counsel for the Initial Purchasers, shall be deemed a representation and warranty by the Company or Guarantor, as the case may be, to the Initial Purchasers as to the statements made therein.

         9. Expenses. The Company and the Guarantors jointly and severally agree to pay the following costs, expenses and fees and all other costs and expenses incident to the performance by any of them of any of their obligations hereunder: (i) the preparation and reproduction of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements thereto), and each amendment or supplement to any of them, this Agreement and the Indenture; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Memorandum, the Preliminary Offering Memorandum, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Initial Notes; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Notes, including any stamp taxes in connection with the original issuance and sale of the Notes; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Notes; (v) the application for quotation of the Notes on the PORTAL Market; (vi) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 4(f) hereof (including the reasonable fees, expenses and disbursements of counsel for the Initial Purchasers relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such qualification); (vii) the performance by the Company of its obligations under the Registration Rights Agreement; (viii) fees and expenses of the Trustee and its counsel; (ix) the transportation and other expenses incurred by or on behalf of the Company representatives in connection with presentations to prospective purchasers of the Initial Notes; and (x) the fees and expenses of the Company's and the Guarantors' accountants and the fees and expenses of counsel (including local and special counsel, if any) for the Company and the Guarantors. The Company and each of the Guarantors hereby agree that they will pay in full on the Closing Date the fees and expenses referred to in clause (vi) of this
Section 9 by delivering to counsel for the Initial Purchasers on such date a check payable to such counsel in the requisite amount.

         10. Initial Purchasers' Information The Company and the Guarantors acknowledge that the statements with respect to the offering of the Initial Notes set forth in the third and fourth sentences of the second paragraph, the first sentence of the fourth paragraph, the fifth and sixth sentences of the seventh paragraph and the eighth paragraph, in each case under the caption "Plan of Distribution" in the Offering Memorandum, constitute the only information relating to any of the Initial Purchasers furnished to the Company and the Guarantors in writing by or on behalf of the Initial Purchasers expressly for use in the Offering Memorandum.

         11. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchasers, the Company and the Guarantors contained in this Agreement, including the agreements contained in Sections 9 and 12(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers, any controlling person thereof, or by or on behalf of the Company, the Guarantors or any controlling person thereof, and shall survive delivery of and payment for the Initial Notes to and by the Initial Purchasers. The representations contained in Section 5 and the agreements contained in Sections 6, 7, 9 and 12(d) shall survive the termination of this Agreement, including any termination pursuant to Section 12.

         12. Effective Date of Agreement; Termination. (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

         (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Company if, on or prior to such date, (i) the Company shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 8 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Initial Purchasers, any material adverse change shall have occurred (including, but not limited to, the suspension of trading of any securities issued or guaranteed by the Company on any exchange or in any over-the-counter market) since the respective dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto on or after the date of this Agreement) in the condition (financial or otherwise), business, business prospects or results of operations of the Company and its subsidiaries, taken as a whole, other than as set forth in the Offering Memorandum (exclusive of any amendment or supplement thereto on or after the date of this Agreement), or (iv)(A) any domestic or international event or act or occurrence has materially disrupted or, in the opinion of the Initial Purchasers, will in the immediate future materially disrupt, the market for the Company's securities or for securities in general; or (B) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or Nasdaq National Market shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange or the Nasdaq National Market, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by federal or state authorities, or any material disruption in commercial banking or securities settlement or clearance services shall have occurred, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there is an outbreak or escalation of hostilities or acts of terrorism involving the United States, or there has been a declaration by the United States of a national emergency or war, or there shall have been any other calamity or crisis or any change in political, financial or economic conditions, the effect of which, in any such case, shall be, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Initial Notes on the terms and in the manner contemplated in the Offering Memorandum; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' judgment, makes it inadvisable or impracticable to proceed with the delivery of the Initial Notes as contemplated hereby.

         (c) Any notice of termination pursuant to this Section 12 shall be by telephone or facsimile and, in either case, confirmed in writing by letter.

         (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to clause (iv) of Section 12(b), in which case each party will be responsible for its own expenses), or if the sale of the Initial Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or any Guarantor to perform any agreement herein or comply with any provision hereof, the Company and the Guarantors shall reimburse the Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and expenses of the Initial Purchasers' counsel), incurred by the Initial Purchasers in connection herewith.

         (e) If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Initial Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Initial Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Initial Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Initial Notes set forth opposite its name in Exhibit B bears to the aggregate principal amount of the Initial Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as Bear, Stearns & Co. Inc. ("Bear Stearns") may specify, to purchase the Initial Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided, that in no event shall the aggregate principal amount of the Initial Notes which any Initial Purchaser has agreed to purchase pursuant to
Section 3 hereof be increased pursuant to this Section 12 by an amount in excess of one-ninth of such principal amount of the Initial Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Initial Notes and the aggregate principal amount of the Initial Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Initial Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such Initial Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either Bear Stearns or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

         13. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Leveraged Finance Group, Jonathan Miller, telecopy number: (212) 881-9806, with a copy to Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Robert A. Zuccaro, telecopy number: (212) 751-4864; and if sent to the Company and the Guarantors, shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to AmeriCredit Corp., 801 Cherry Street, Suite 3900, Fort Worth, Texas 76102, Attention: General Counsel, telecopy number: (817) 302-7915, with a copy to Jenkens & Gilchrist, 1445 Ross Avenue, Suite 3200, Dallas Texas 75202, Attention: L. Steven Leshin, telecopy number: (214) 855-4300.

         14. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers, the Company, the Guarantors and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term

"successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.

         15. Construction. This Agreement shall be construed in accordance with the internal laws of the State of New York. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

         16. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

         17. Counterparts. This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.

         18. DTPA Waiver. In consideration of Bear Stearns' agreement to perform the services described in this Agreement, each of the Company and the Guarantors hereby WAIVES AND RELEASES all of the Company's rights and remedies under the Texas Deceptive Trade Practices--Consumer Protection Act (hereinafter referred to as the "DTPA"), Subchapter E of Chapter 17 of the Texas Business and Commerce Code, if any, including without limitation, all rights and remedies resulting from, arising out of or associated with any and all acts or practices of Bear Stearns in connection with the Offering and the use of proceeds therefrom and/or the other transactions contemplated hereby (collectively, the "Transactions"), whether such acts or practices occur before or after the date hereof or consummation of any of the Transactions. Each of the Company and the Guarantors understands that its rights and remedies with respect to the Transactions and with respect to all acts or transactions shall be governed by legal principles other than the DTPA; provided, however, that neither the Company nor any Guarantor waives subchapter 17.555 of the DTPA. In connection with this waiver, each of the Company and the Guarantors acknowledges, represents and warrants that it has assets of $5.0 million or more (calculated in accordance with generally accepted accounting principles), that it has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of transactions such as the Transactions, and that it is not in a significantly disparate bargaining position with Bear Stearns. Neither termination of this Agreement, nor consummation of the Offering or any of the transactions contemplated hereby shall affect the provisions of this Section 18, which shall remain operative and in full force and effect.

                           [Signature page to follow]

     If the foregoing correctly sets forth the understanding among the Initial Purchasers, the Company and the Guarantors please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us as of the date first written above.

                                        Very truly yours,

                                           AmeriCredit Corp.


                                           By:__________________________________
                                              Name:  Preston A. Miller
                                              Title: Executive Vice President
                                                      and Treasurer

Americredit Corporation of California      AmeriCredit Financial Services, Inc.


By:____________________________________    By:__________________________________
   Name:  Preston A. Miller                   Name:  Preston A. Miller
   Title: Executive Vice President            Title: Executive Vice President
           and Treasurer                              and Treasurer


AmeriCredit Flight Operations, LLC            AmeriCredit Management Company


By:____________________________________    By:__________________________________
   Name:  Preston A. Miller                   Name:  Preston A. Miller
   Title: Executive Vice President            Title: Executive Vice President
           and Treasurer                              and Treasurer


AmeriCredit Consumer Discount Company         ACF Investment Corp.


By:____________________________________    By:__________________________________
   Name:  Preston A. Miller                   Name:  Preston A. Miller
   Title: Executive Vice President            Title: Executive Vice President
           and Treasurer                              and Treasurer

AmeriCredit Financial Services of Canada   AmeriCredit NS I Co.
Ltd.


By:____________________________________    By:__________________________________
   Name:  Preston A. Miller                   Name:  Preston A. Miller
   Title: Executive Vice President            Title: Executive Vice President
           and Treasurer                              and Treasurer


AmeriCredit Service Center Ltd.            AmeriCredit NS II Co.


By:____________________________________    By:__________________________________
   Name:   Preston A. Miller                  Name:   Preston A. Miller
   Title:  Executive Vice President           Title:  Executive Vice President
            and Treasurer                              and Treasurer

Accepted and agreed to as of
the date first above written:



Bear, Stearns & Co. Inc.


By:___________________________________
   Name:
   Title:

Accepted and agreed to as of
the date first above written:



J.P. Morgan Securities Inc.


By:___________________________________
   Name:
   Title:

Accepted and agreed to as of
the date first above written:



Deutsche Bank Securities Inc.


By:___________________________________
   Name:
   Title:

Accepted and agreed to as of
the date first above written:



RBC Dominion Securities Corporation


By:___________________________________
   Name:
   Title:

                                    Exhibit A

                                   Guarantors


Americredit Corporation of California
AmeriCredit Financial Services, Inc.
AmeriCredit Financial Services of Canada Ltd.
AmeriCredit Management Company
AmeriCredit Consumer Discount Company
ACF Investment Corp.
AmeriCredit Service Center Ltd.
AmeriCredit Flight Operations, LLC
AmeriCredit NS I Co.
AmeriCredit NS II Co.

                                    Exhibit B

                                                           Principal Amount
                         Initial Purchaser                     of Notes
                         -----------------               --------------------

Bear, Stearns & Co. Inc. ..........................          $ 70,000,000
J.P. Morgan Securities Inc. .......................          $ 70,000,000
Deutsche Bank Securities Inc. .....................          $ 26,250,000
RBC Dominion Securities Corporation ...............          $  8,750,000
                                                             ------------
         Total ....................................          $175,000,000
                                                             ============

                                    Exhibit C

                                  Subsidiaries


U.S. Operating Subsidiaries:
AmeriCredit Financial Services, Inc.
ACF Investment Corp.
AmeriCredit Consumer Discount Company
Americredit Corporation of California
AmeriCredit Flight Operations, LLC
AmeriCredit Management Company



Canadian Operating Subsidiaries
AmeriCredit Financial Services of Canada Ltd.
AmeriCredit NS I Co.
AmeriCredit NS II Co.
AmeriCredit Service Center Ltd.



Securitization Subsidiaries:
AFS SenSub Corp.
AFS Funding Corp.
AmeriCredit Canada 2002-A Corp.



Warehouse Subsidiaries:
AmeriCredit Funding Corp. II
AmeriCredit Funding Corp. V
AmeriCredit Funding Corp. VII
AmeriCredit Funding Corp. VIII
AmeriCredit MTN Corp.
AmeriCredit MTN Corp. II
AmeriCredit MTN Corp. III





Note: The above does not include beneficial ownership of securitization trusts or warehouse trusts, the record ownership of which is held by Bankers Trust (Delaware).

                                    Exhibit D

                     Form of Opinion of Jenkens & Gilchrist

     (1) The Company is a corporation duly incorporated and validly existing in good standing under the laws of Texas with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum.

     (2) Each of the Subsidiaries is a corporation duly incorporated and validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite power and authority to own, lease, and operate its properties and to conduct its business as described in the Offering Memorandum; and all the outstanding shares of capital stock or beneficial interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and to the knowledge of such counsel, are wholly owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any security interest, lien, adverse claim, equity or other encumbrance, except as specifically described in the Offering Memorandum under the caption "Description Of Other Debt."

     (3) The authorized capital stock of the Company is as set forth under the caption "Capitalization" in the Offering Memorandum.

     (4) The Company and each of the Guarantors have the corporate power and authority to enter into this Agreement and the Registration Rights Agreement and to issue, sell and deliver the Initial Notes to be sold to the Initial Purchasers as provided herein, and this Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered by the Company and the Guarantors and constitute the valid and binding agreements of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with their terms.

     (5) The Indenture has been duly and validly authorized, executed and delivered by the Company and the Guarantors and, assuming due authorization, execution and delivery by the Trustee, constitutes the valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms.

     (6) The Initial Notes have been duly and validly authorized by the Company and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Initial Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms.

     (7) The Exchange Notes have been duly and validly authorized by the Company and if and when duly issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms.

     (8) The Initial Guarantees have been duly and validly authorized by the Guarantors and when duly executed and delivered by the Guarantors in accordance with the terms of the Indenture and upon the due execution, authentication and delivery of the Initial Notes in accordance with the Indenture and the issuance of the Initial Notes in the sale to the Initial Purchasers contemplated by this Agreement, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms.

     (9) The Exchange Guarantees have been duly and validly authorized by the Guarantors and if and when duly executed and delivered by the Guarantors in accordance with the terms of the Indenture and upon the due execution, authentication and delivery of the Exchange Notes in accordance with the Indenture and the issuance and delivery of the Exchange Notes in the Exchange Offer contemplated by the Registration Rights Agreement, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to the qualification that the enforceability of the Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

     (10) None of the issuance, offer or sale of the Initial Notes and Initial Guarantees, the execution, delivery or performance by the Company and the Guarantors of this Agreement or the other Operative Documents, compliance by the Company and the Guarantors with the provisions hereof or thereof nor consummation by the Company and the Guarantors of the transactions contemplated hereby or thereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under the certificate or articles of incorporation or formation or bylaws or other organizational documents of the Company or any of the Subsidiaries nor will any such action result in any violation of any existing law, or any regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws and, in the case of the Registration Rights Agreement, the Act, the Exchange Act and the 1939 Act), judgment, injunction, order or decree known to such counsel, applicable to the Company or the Subsidiaries or any of their respective properties.

     (11) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company or the Guarantors for the valid issuance and sale of the Initial Notes to the Initial Purchasers and the issuance of the Initial Guarantees in connection therewith as contemplated by this Agreement (other than as may be required by applicable state securities and Blue Sky laws, as to which counsel need express no opinions).

     (12) To the knowledge of such counsel, (A) other than as described or contemplated in the Offering Memorandum, there are no legal or governmental proceedings pending or threatened against the Company, the Guarantors or any of the other Subsidiaries or to which the Company or any of the Subsidiaries or any of their properties, are subject, which are not disclosed in the Offering Memorandum and which, if adversely decided, are reasonably likely to cause a Material Adverse Effect or materially affect the issuance of the Notes or the consummation of the other transactions contemplated by the Operative Documents and (B) there are no material agreements, contracts, indentures, leases or other instruments, that are not described in the Offering Memorandum.

     (13) The statements under the captions "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Description of Other Debt," and "Certain Federal Income Tax Considerations" in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents, (excluding contracts, agreements or other legal documents pertaining to Company-sponsored securitizations) or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown.

     (14) Such counsel does not know of any person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Notes or the right, as a result of the consummation of the transactions contemplated by the Operative Documents, to require registration under the Act of any shares of Common Stock or other securities of the Company.

     (15) When the Initial Notes are issued and delivered pursuant to this Agreement, such Initial Notes will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system.

     (16) No registration of the Initial Notes under the Act is required for the sale of the Initial Notes to the Initial Purchasers as contemplated in this Agreement or for the Exempt Resales (assuming (A) that any Eligible Purchaser who buys the Initial Notes in the Exempt Resales is a QIB or Reg S Investor and
(B) the accuracy of the Initial Purchasers' representations and those of the Company and the Guarantors in this Agreement) (it being understood that no opinion is being expressed as to any resale subsequent to the Exempt Resales or any resale of securities by any person other than the Initial Purchasers).

     (17) The Company and the Guarantors are not required to deliver the information specified in Rule 144A(d)(4) in connection with the offering and resale of the Initial Notes by the Initial Purchasers.

     (18) The Company is not required to obtain stockholder consent for the issuance or offering of the Notes.

     In addition, such counsel shall also state that such counsel has participated in conferences with officers and representatives of the Company, the Guarantors and the Subsidiaries, representatives of the independent public accountants for the Company, the Guarantors and the Subsidiaries and the Initial Purchasers at which the contents of the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for and has not verified the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality to the extent such counsel deemed appropriate upon facts provided by officers and other representatives of the Company, the Guarantors and the Subsidiaries), no facts have come to the attention of such counsel that lead such counsel to believe that the Offering Memorandum, as of its date or as of the Closing Date, contained or contains any untrue statement of material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and other financial and statistical data included therein).

     The opinions of such counsel in paragraphs 4-8 above may be subject to standard exceptions, as previously agreed upon with counsel to the Initial Purchasers. The opinion of such counsel may be limited to the laws of the state of Texas, the laws of the states of New York and California, the General Corporation Law of the State of Delaware and the federal laws of the United States. Such counsel may rely as to matters of New York and California law, as it relates to the authorization and enforceability of the Operative Documents only, on the opinion of Latham & Watkins. Such counsel need not express any opinion with respect to the Canadian Guarantors, except that such counsel shall express its opinion as to the due execution and delivery of the Operative Documents by the Canadian Guarantors. In rendering such opinion, such counsel may rely as to matters of Canadian, Ontario choice of law rules, on the opinion of Osler, Hoskin & Harcourt LLP and as to matters of Canadian, Nova Scotia choice of law rules, on the opinion of McInnes Cooper.

                                    Exhibit E

                    Form of Opinion of Chris A. Choate, Esq.

     (1) The Company is duly registered and qualified to conduct its business and is in good standing as a foreign corporation in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing does not have a Material Adverse Effect.

     (2) Each of the Guarantors is duly registered and qualified to conduct its business and is in good standing as a foreign corporation in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing does not have a Material Adverse Effect.

     (3) Neither the Company nor any of the Subsidiaries is in violation of its respective certificate or articles of incorporation or formation or bylaws, or other organizational documents, or to the best knowledge of such counsel after reasonable inquiry, is in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except as disclosed in the Offering Memorandum and except to the extent that any such violation or default would not have a Material Adverse Effect.

     (4) None of the issuance, offer or sale of the Initial Notes and Initial Guarantees, the execution, delivery or performance by the Company and the Guarantors of this Agreement or the other Operative Documents, compliance by the Company and the Guarantors with the provisions hereof or thereof nor consummation by the Company and the Guarantors of the transactions contemplated hereby or thereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under the certificate or articles of incorporation or formation or bylaws or other organizational documents of the Company or any of the Subsidiaries or any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiaries pursuant to the terms of any material agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of them is subject, nor will any such action result in any violation of any existing law, or any regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws and, in the case of the Registration Rights Agreement, the Act, the Exchange Act and the 1939 Act), judgment, injunction, order or decree known to such counsel, applicable to the Company or the Subsidiaries or any of their respective properties.

     (5) The statements under the caption "Management" in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown.

     (6) To the best knowledge of such counsel after reasonable inquiry, neither the Company nor any of the Subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, except to the extent that any such violation would not have a Material Adverse Effect.

     (7) The Company and the Subsidiaries have all Permits that are required under applicable law to own their respective properties and to conduct their respective businesses as now being conducted as described in the Offering Memorandum except where the failure to have any such Permits would not, individually or in the aggregate, have a Material Adverse Effect.

     (8) The statements in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents pertaining to the Company's Warehouse Facilities are accurate in all material respects and present fairly the Company's and the Guarantors' rights, obligations and liabilities in connection with such Warehouse Facilities.

     (9) None of the issuance, offer or sale of the Initial Notes, the execution, delivery or performance by the Company and the Guarantors of this Agreement or the other Operative Documents, compliance by the Company and the Guarantors with the provisions hereof or thereof nor consummation by the Company and the Guarantors of the transactions contemplated hereby or thereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under any material agreement, indenture, or other instrument pertaining to the Company's Warehouse Facilities, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any material agreement or instrument pertaining to the Company's Warehouse Facilities.

                                    Exhibit F

                     Form of Opinion of Dewey Ballantine LLP

     (1) The statements in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents pertaining to Company-sponsored securitizations, are accurate in all material respects and present fairly the Company's and the Guarantors' rights, obligations and liabilities in connection with such securitizations.

     (2) None of the issuance, offer or sale of the Initial Notes, the execution, delivery or performance by the Company and the Guarantors of this Agreement or the other Operative Documents, compliance by the Company and the Guarantors with the provisions hereof or thereof nor consummation by the Company and the Guarantors of the transactions contemplated hereby or thereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under any material agreement, indenture, or other instrument pertaining to a Company-sponsored securitization, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any material agreement or instrument pertaining to a Company-sponsored securitization.

                                   Exhibit G-1

                 Form of Opinion of Osler, Hoskin & Harcourt LLP

     (1) Each of AmeriCredit Financial Services of Canada Ltd. ("AmeriCredit Canada") and AmeriCredit Service Center Ltd. ("AmeriCredit Service", and together with AmeriCredit Canada, the "Ontario Guarantors") is a corporation duly incorporated and validly existing and has not been dissolved under the laws of its jurisdiction of incorporation, with all requisite power and authority to own, lease, and operate its assets and carry on its business as it is currently being conducted; and all the outstanding shares of capital stock or beneficial interests of each of the Ontario Guarantors has been duly authorized and validly issued, as fully paid and nonassessable, and in the case of (i) AmeriCredit Canada, registered in the name of the Company and (ii) AmeriCredit Service, registered in the name of AmeriCredit Canada.

     (2) Each of the Ontario Guarantors has the corporate power and authority to enter into this Agreement and the Registration Rights Agreement and this Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered by the Ontario Guarantors.

     (3) The Indenture has been duly and validly authorized, executed and delivered by each of the Ontario Guarantors.

     (4) The Initial Guarantees have been duly and validly authorized, executed and delivered by each of the Ontario Guarantors.

     (5) The Exchange Guarantees have been duly and validly authorized as of the date hereof by each of the Ontario Guarantors.

     (6) None of the issuance of the Initial Guarantees, the execution, delivery or performance by each of the Ontario Guarantors of this Agreement or the other Operative Documents, compliance by such Ontario Guarantor with the provisions hereof or thereof nor consummation by such Ontario Guarantor of the transactions contemplated hereby or thereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under the articles of incorporation or formation or bylaws or other organizational documents of such Ontario Guarantor nor will any such action result in any violation of any existing law, or any regulation, ruling, judgment, injunction, order or decree known to such counsel, applicable to such Ontario Guarantor or any of its properties.

     (7) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of any Ontario Guarantor for the issuance of the Initial Guarantees in connection therewith as contemplated by this Agreement.

     (8) The choice of the laws of New York ("New York Law") as the governing law of the Operative Documents to which the Canadian Guarantors are party (the "Canadian Guarantor Documents") will be upheld as a valid choice of law by a court of competent jurisdiction of the Province of Ontario (an "Ontario Court") provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the law of any other

                                     G-1-1
jurisdiction) and is not contrary to public policy as this term is understood under the laws of the Province of Ontario ("Ontario Law").

     (9) In the event that the Canadian Guarantors Documents are sought to be enforced in the Province of Ontario, in accordance with New York Law, an Ontario Court would, subject to paragraph 8 recognize the choice of law and apply New York Law, upon proof of those laws, except to the extent that the provisions of the Canadian Guarantors Documents or New York Law are contrary to public policy as that term is understood under Ontario Law, or those laws are foreign revenue, expropriatory or penal laws; provided, however, that:

     (i) in matters of procedure or laws in force in Ontario which are applicable by reason of their particular object, an Ontario Court will apply Ontario Law;

     (ii) an Ontario Court will retain discretion to decline to hear such an action if it is not the proper forum to hear such an action, or if another action between the same parties, based on the same subject matter is properly pending before a foreign authority or a decision thereon has been rendered by a foreign authority;

     (iii) an Ontario Court may not enforce an obligation enforceable under New York Law where performance of the obligation would be illegal by the laws of the place of performance; and

     (iv)  there is compliance with the Limitations Act (Ontario).

     (10) A final and conclusive civil judgment for a sum certain obtained in a court of competent jurisdiction of New York ("a New York Court") against a Canadian Guarantor in connection with any action arising out of or relating to the Operative Documents to which it is party, which judgment is not impeachable as void or voidable under New York Law would be recognized and could be sued upon in an Ontario Court and such court would grant a judgment which would be enforceable against such Canadian Guarantor in the Province of Ontario provided that:

     (i) the New York Court has jurisdiction over such Canadian Guarantor according to Ontario Law;

     (ii) such judgment was not obtained by fraud or in any manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy as such term is understood under Ontario Law;

     (iii) enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws;

     (iv) a dispute between the same parties based on the same subject matter has not given rise to a decision rendered by an Ontario Court or been decided by a foreign authority and the decision meets the necessary conditions for recognition under Ontario Law;

                                     G-1-2

     (v) such judgement was not obtained contrary to an order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada);

     (vi) no new admissible evidence is discovered and presented before the Ontario Court reaches its judgment;

     (vii) a sum of money will be converted by an Ontario Court into Canadian currency in accordance with the Courts of Justice Act (Ontario);

     (viii) there has been compliance with the Limitations Act (Ontario).

     The opinion of such counsel may be limited to the laws of the Province of Ontario and to the federal laws of Canada applicable therein.

                                     G-1-3

                                   Exhibit G-2

                        Form of Opinion of McInnes Cooper

     (1) Each of AmeriCredit NS I Co. ("AmeriCredit NS 1") and AmeriCredit NS II Co., ("AmeriCredit NS 2") (together, the "Nova Scotia Guarantors") is a corporation duly incorporated as an unlimited company, and validly existing and in good standing under the laws of Nova Scotia, with all requisite power and authority to own, lease, and operate its properties and to conduct its business as it is currently being conducted; and all the outstanding shares of capital stock of each of the Nova Scotia Guarantors has been duly authorized and validly issued, as fully paid but assessable, and registered in the name of AmeriCredit Corp.

     (2) Each of the Nova Scotia Guarantors has the corporate power and authority to enter into this Agreement and the Registration Rights Agreement and this Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered by the Nova Scotia Guarantors.

     (3) The Indenture has been duly and validly authorized, executed and delivered by each of the Nova Scotia Guarantors.

     (4) The Initial Guarantees have been duly and validly authorized, executed and delivered by each of the Nova Scotia Guarantors.

     (5) The Exchange Guarantees have been duly and validly authorized as of the date hereof by each of the Nova Scotia Guarantors.

     (6) None of the issuance of the Initial Guarantees, the execution, delivery or performance by each of the Nova Scotia Guarantors of this Agreement or the other Operative Documents, compliance by such Nova Scotia Guarantor with the provisions hereof or thereof nor consummation by such Nova Scotia Guarantor of the transactions contemplated hereby or thereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under the memorandum of association or articles of association or other organizational documents of such Nova Scotia Guarantor nor will any such action result in any violation of any existing law, or any regulation, ruling, judgment, injunction, order or decree known to such counsel, applicable to such Nova Scotia Guarantor or any of its properties.

     (7) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of any Nova Scotia Guarantor for the issuance of the Initial Guarantees in connection therewith as contemplated by this Agreement.

     (8) The choice of the laws of New York ("New York Law") as the governing law of the Operative Documents to which the Nova Scotia Guarantors are party (the "Nova Scotia Guarantor Documents") will be upheld as a valid choice of law by a court of competent jurisdiction of the Province of Nova Scotia (an "Nova Scotia Court") provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of

                                     G-2-1
the law of any other jurisdiction) and is not contrary to public policy as this term is understood under the laws of the Province of Nova Scotia ("Nova Scotia Law").

     (9) In the event that the Nova Scotia Guarantors Documents are sought to be enforced in the Province of Nova Scotia, in accordance with New York Law, a Nova Scotia Court would, subject to paragraph 8 recognize the choice of law and apply New York Law, upon proof of those laws, except to the extent that the provisions of the Nova Scotia Guarantors Documents or New York Law are contrary to public policy as that term is understood under Nova Scotia Law, or those laws are foreign revenue, expropriatory or penal laws; provided, however, that:

     (i) in matters of procedure or laws in force in Nova Scotia which are applicable by reason of their particular object, a Nova Scotia Court will apply Nova Scotia Law;

     (ii) a Nova Scotia Court will retain discretion to decline to hear such an action if it is not the proper forum to hear such an action, or if another action between the same parties, based on the same subject matter is properly pending before a foreign authority or a decision thereon has been rendered by a foreign authority;

     (iii) a Nova Scotia Court may not enforce an obligation enforceable under New York Law where performance of the obligation would be illegal by the laws of the place of performance; and

     (iv)  there is compliance with the Limitation of Actions Act (Nova Scotia).

     (10) A final and conclusive civil judgment for a sum certain obtained in a court of competent jurisdiction of New York ("a New York Court") against a Nova Scotia Guarantor in connection with any action arising out of or relating to the Operative Documents to which it is party, which judgment is not impeachable as void or voidable under New York Law would be recognized and could be sued upon in a Nova Scotia Court and such court would grant a judgment which would be enforceable against such Nova Scotia Guarantor in the Province of Nova Scotia provided that:

     (i) the New York Court has jurisdiction over such Nova Scotia Guarantor according to Nova Scotia Law;

     (ii) such judgment was not obtained by fraud or in any manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy as such term is understood under Nova Scotia Law;

     (iii) enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws;

     (iv) a dispute between the same parties based on the same subject matter has not given rise to a decision rendered by a Nova Scotia Court or been decided by a foreign authority and the decision meets the necessary conditions for recognition under Nova Scotia Law;

                                     G-2-2

     (v) such judgement was not obtained contrary to an order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada);

     (vi) no new admissible evidence is discovered and presented before the Nova Scotia Court reaches its judgment;

     (vii) a sum of money will be converted by a Nova Scotia Court into Canadian;

     (viii) there has been compliance with the Limitation of Actions Act (Nova Scotia).

     The opinion of such counsel may be limited to the laws of the Province of Nova Scotia and to the federal laws of Canada applicable therein.

                                     G-2-3